Exhibit 99.1

From:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla, (650) 312-4091, brian.sevilla@franklintempleton.com
Corporate Communications: Matt Walsh, (650) 312-2245, matthew.walsh@franklintempleton.com
franklinresources.com

Legg Mason, Inc.
Investor Relations: Alan Magleby, (410) 454-5246, afmagleby@leggmason.com
Corporate Communications: Mary Athridge, (212) 805-6035, mkathridge@leggmason.com

FOR IMMEDIATE RELEASE

Franklin Templeton Expects to Close Acquisition of Legg Mason on July 31, 2020

San Mateo, CA & Baltimore, MD — July 17, 2020 — Franklin Resources, Inc. (“Franklin Templeton”) (NYSE: BEN) and Legg Mason, Inc. (“Legg Mason”) (NYSE: LM) announced today that all conditions to the closing of their previously announced merger transaction have been satisfied and the transaction is expected to close on July 31, 2020.

Pursuant to the merger, which was announced on February 18, 2020, Franklin Templeton will acquire Legg Mason for $50.00 per share of common stock in an all-cash transaction. Franklin Templeton will also assume approximately $2 billion of Legg Mason’s outstanding debt.

Today, Franklin Templeton is depositing the merger consideration in a third-party escrow account. The merger closing will occur and the funds will be released to the paying agent at the closing, subject to Legg Mason’s continued compliance in all material respects with its covenants under the merger agreement.

Trading in shares of Legg Mason’s common stock is expected to be suspended on the New York Stock Exchange (“NYSE”) as of close of business on July 31, 2020, and Legg Mason’s common stock is expected to be delisted from the NYSE.

Following the closing, combined, consolidated financial results will first be reported for the quarter ended September 30, 2020, with Franklin Templeton’s pro forma historical financials expected to be available by mid-October. Each firm reported June 30, 2020 assets under management on July 13, 2020, and the pro forma assets under management by asset class at June 30, 2020 are provided below.

By Asset Class:

(in billions)

	Pro Forma Combined	Franklin Templeton Stand-Alone
	30-Jun-20 Preliminary	30-Jun-20 Preliminary	31-May-20	31-Mar-20	31-Dec-19	30-Jun-19
Equity	412.0	235.8	230.0	200.9	273.2	276.6
Fixed Income	646.1	211.4	212.3	214.9	243.0	260.2
Multi-Asset/ Balanced	131.3	118.5	118.6	107.4	125.6	125.0
Alternative	123.4	46.8	46.5	46.4	46.1	44.2

Long Term Assets	1,312.8	612.4	607.4	569.6	687.9	706.0
Cash Management	80.7	10.4	10.2	10.7	10.4	9.2

Total	1,393.5	622.8	617.6	580.3	698.3	715.2

About Franklin Templeton

Franklin Resources, Inc. [NYSE: BEN] is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Franklin Templeton’s goal is to deliver better outcomes by providing global and domestic investment management to retail, institutional and sovereign wealth clients in over 170 countries. Through specialized teams, the Company has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. The Company’s more than 600 investment professionals are supported by its integrated, worldwide team of risk management professionals and global trading desk network. With employees in over 30 countries, the California-based company has more than 70 years of investment experience and more than $622 billion in assets under management as of June 30, 2020. For more information, please visit investors.franklinresources.com.

About Legg Mason

Guided by a mission of Investing to Improve Lives™, Legg Mason helps investors globally achieve better financial outcomes by expanding choice across investment strategies, vehicles and investor access through independent investment managers with diverse expertise in equity, fixed income, alternative and liquidity investments. Legg Mason’s assets under management are $783 billion as of June 30, 2020.

Forward-Looking Statements

Statements in this press release that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements.

Various forward-looking statements in this press release relate to the acquisition by Franklin Templeton of Legg Mason, including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (iii) Franklin Templeton may be unable to successfully integrate Legg Mason’s businesses with those of Franklin Templeton or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) our business operations are subject to adverse effects from the outbreak and spread of contagious diseases such as COVID-19, and we expect such adverse effects to continue, (ii) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (iii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iv) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (v) our funds are subject to liquidity risks or an unanticipated large number of redemptions; (vi) harm to Franklin Templeton’s or Legg Mason’s, reputation may negatively impact revenues and income; (vii) Franklin Templeton may review and pursue other strategic transactions that could pose risks to our business operations; (viii) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (ix) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (x) poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income, (xi) our business operations are complex and a failure to perform operational tasks properly or the misrepresentation of our services and products resulting, without limitation, in the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenue and income, (xii) dependence on key personnel could negatively affect financial performance; (xiii) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (xiv) our contractual obligations may subject us to indemnification costs and liability to third parties; (xv) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xvi) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results.

Any forward-looking statement made in this press release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Neither Franklin Templeton nor Legg Mason undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

This release contains forward-looking statements subject to risks, uncertainties and other factors that may cause actual results to differ materially. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin Templeton’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

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